UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2017, Lumber Liquidators, Inc., a wholly-owned subsidiary of Lumber Liquidators Holdings, Inc. (the “Corporation”) and its affiliated entities (collectively, the “Company”) and Gregory A. Whirley, Jr. agreed to terminate Mr. Whirley’s role as Senior Vice President, Finance and Risk Management, effective as of August 11, 2017. In connection with such termination, the Company and Mr. Whirley entered into a Separation and Release Agreement (the “Agreement”), dated June 29, 2017. Under the Agreement, Mr. Whirley will receive 52 weeks of pay at his regular base rate of pay as of August 11, 2017 (the “Separation Pay”). In addition to the Separation Pay, the Company will pay Mr. Whirley an additional $100,000 over such 52-week period. As consideration for these severance payments, the Agreement contains customary cooperation, non-competition, non-solicitation, confidentiality, non-interference with contracts, non-disparagement and release of legal claims provisions.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated by reference into this Form 8-K.

Item 8.01	Other Events.

On June 30, 2017, the Corporation issued a press release announcing the hiring of Michael L. Reeves as Chief Legal Officer and Corporate Secretary, whose first day of employment was June 29, 2017. Beginning on June 29, 2017, Jill Witter will continue to serve as the Corporation’s Chief Compliance Officer. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Separation and Release Agreement, between Lumber Liquidators, Inc. and its affiliated entities and Gregory Whirley, dated June 29, 2017

99.1	Press release dated June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2017

LUMBER LIQUIDATORS HOLDINGS, INC.

By:	/s/ Martin D. Agard
Martin D. Agard
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Separation and Release Agreement, between Lumber Liquidators, Inc. and its affiliated entities and Gregory Whirley, dated June 29, 2017

99.1	Press release dated June 30, 2017